ITEM 77 Q1 (a) ? COPIES OF
ALL MATERIAL
AMENDMENTS TO THE
REGISTRANT?S CHARTER
OR BY-LAWS



FEDERATED EQUITY FUNDS
Amendment No. 49
to the
RESTATED AND AMENDED
DECLARATION OF TRUST
dated August 15, 1995


This Declaration of Trust is amended as
follows:

	Strike the first paragraph of
Section 5 ? Establishment and
Designation of Series or Class of
Article III ? BENEFICIAL INTEREST
from the Declaration of Trust and
substitute in its place the following:

"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority
of the Trustees set forth in
Article XII, Section 8, inter
alia, to establish and designate
any additional Series or Class
or to modify the rights and
preferences of any existing
Series or Class, the Series and
Classes of the Trust are
established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets Equity
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares?
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid Cap Growth
Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend
Fund
Class A Shares
Class C Shares
Institutional Shares

	The undersigned hereby
certify that the above-stated
Amendment is a true and correct
Amendment to the Declaration of
Trust, as adopted by the Board of
Trustees at a meeting on the
14th day of August, 2015, to become
on December 29, 2015.

	WITNESS the due execution
hereof this  14th  day of August, 2015.



/s/ John F.
Donahue
/s/ Peter Madden
John F. Donahue
Peter E.
Madden


/s/ John T. Collins
/s/ Charles F.
Mansfield, Jr.
John T. Collins
Charles F.
Mansfield, Jr.


/s/ J. Christopher
Donahue
/s/ Thomas M.
O?Neill
J. Christopher
Donahue
Thomas M.
O?Neill


/s/ G. Thomas
Hough
/s/ P. Jerome
Richey
G. Thomas Hough
P. Jerome
Richey


/s/ Maureen Lally-
Green
/s/ John S. Walsh
Maureen Lally-
Green
John S. Walsh



FEDERATED EQUITY FUNDS
Amendment No. 50
to the
RESTATED AND AMENDED
DECLARATION OF TRUST
dated August 15, 1995


This Declaration of Trust is amended as
follows:

	Strike the first paragraph of
Section 5 ? Establishment and
Designation of Series or Class of
Article III ? BENEFICIAL INTEREST
from the Declaration of Trust and
substitute in its place the following:

"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority
of the Trustees set forth in
Article XII, Section 8, inter
alia, to establish and designate
any additional Series or Class
or to modify the rights and
preferences of any existing
Series or Class, the Series and
Classes of the Trust are
established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets Equity
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated International Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
?
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid Cap Growth
Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend
Fund
Class A Shares
Class C Shares
Institutional Shares

	The undersigned hereby
certify that the above-stated
Amendment is a true and correct
Amendment to the Declaration of
Trust, as adopted by the Board of
Trustees at a meeting on the10th day
of February 2016, to become
effective on March 29, 2016.

	WITNESS the due execution
hereof this 22 day of March, 2016.



/s/ John F.
Donahue
/s/ Peter E.
Madden
John F. Donahue
Peter E.
Madden


/s/ John T, Collins
/s/ Charles F.
Mansfield, Jr.
John T. Collins
Charles F.
Mansfield, Jr.


/s/ J. Christopher
Donahue
/s/ Thomas M.
O?Neill
J. Christopher
Donahue
Thomas M.
O?Neill


/s/ G. Thomas
Hough
/s/ P. Jerome
Richey
G. Thomas Hough
P. Jerome
Richey


/s/ Maureen Lally-
Green
/s/ John S. Walsh
Maureen Lally-
Green
John S. Walsh